GW&K EQUITY FUND
LETTER TO SHAREHOLDERS                                               MAY 6, 2002
================================================================================

Dear Fellow Shareholders,

This semi-annual letter for the GW&K Equity Fund comes during a period of weak equity markets. It has been two years since the Standard & Poor's 500 Index and the NASDAQ set their highs. The market decline began with valuation concerns, then an actual business slowdown, followed by the events of September 11th, Enron's bankruptcy, and Arthur Andersen's missteps. Now, even as we read news of an improving economy and better earnings in some sectors, stocks remain near their lows. How has your Fund performed during these unsettling events and how have we positioned the investments to succeed in the years ahead?

For the 3 and 5 year periods ended March 31, 2002, the Fund's annualized returns of 4.9% and 12.1% were well ahead of the Standard & Poor's 500 Index. Morningstar has awarded your Fund 4 stars for the past five years, and 5 stars within its category. For the past two years, our returns were close to the Standard & Poor's 500 Index, off by -23.2% compared with -21.5%. The usual more recent comparisons and rankings follow.

For the past quarter, the Fund declined -1.41%, which compares with 0.27% for the Standard & Poor's 500 Index and 3.98% for the Russell 2000 Index of smaller companies. Lipper Multi-Cap Growth Funds were off an average of -3.86%, while the Morningstar Growth and Income group gained 1.01%. These results place the GW&K Equity Fund in the 25th percentile of the Lipper funds, or 121st of 491 funds. Among the less volatile growth and income portfolios, the Fund was in the 84th percentile, finishing 857th out of 1,019 funds.

For the first six months ended March 31, 2002, the total return of the Fund was 8.31%. The S&P 500 returned 10.75% and the Russell 2000 Index returned 25.78% during the same period. For the twelve-month period ended March 31, 2002, the total return of the GW&K Equity Fund was -11.40%, which compares with 0.24% for the S&P 500 Index, 13.98% for the Russell 2000 Index, and average returns of -7.27% and 1.56% for Lipper Multi-Cap Growth Funds and Morningstar Growth and Income Funds, respectively. For the last twelve months, the Fund ranked 343 out of 467 Lipper Multi-Cap Growth Funds and 960 out of 977 Morningstar Growth & Income Funds, which places it in the 74th and 97th percentiles, respectively. That these results earned a Morningstar 4 star rating is testimony to the effectiveness of the approach during the early part of the five-year rating period.

How are we prepared for the markets ahead? We still hold higher than normal cash, at about 10% of the Fund. Disappointing earnings, or troubling non-financial news from companies is usually greeted with sharp stock price declines. We have reduced the holdings that we believe are vulnerable to these reactions to minimize this risk. Still, when the perceived risk is greatest, the

GW&K EQUITY FUND
LETTER TO SHAREHOLDERS                                               MAY 6, 2002
================================================================================

real risk to shareholders is usually very low; beaten down prices have removed much of the risk. Some current holdings that might appear most worrisome now may prove to be the best performers. While concentrating our holdings in strong companies that are performing well, we have always held a few positions that offered above average future return. Sometimes this was because few investors held some of our smaller companies, but often it was because others saw only the problems and the poor recent stock performance. We try to concentrate on what the business is capable of doing instead of being discouraged by current poor stock action.

While over half of the Fund's holdings are in solid, large capitalization issues, we have moved to slightly higher percentages of mid and smaller capitalization stocks. History shows that investors can often hold companies with similar growth at lower valuations in these market segments. Their recent performance, as measured by the Russell 2000 Index, has been excellent in both relative and absolute terms. Our results in recent months have been improving with the performance of these holdings.

This bear market is now several years old. Prices have declined and valuations have contracted. While the much needed profit recovery is not yet widespread, the record of America's business system and its ability to spawn entrepreneurs keeps our enthusiasm for the stock market high. We look for additional opportunities to put our cash to work as the stocks of good businesses are hit for miniscule misses in earnings per share. And, most of all, we look always at the progress of businesses whose stocks have grown substantially through economic and political difficulties just as daunting as today's. This focus is what we think has helped us deliver satisfactory longer-term returns.

Sincerely,

Edward B. White, CFA, CIC
Portfolio Manager

GW&K EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)
================================================================================
ASSETS
Investments in securities:
     At cost ..................................................    $ 60,927,810
                                                                   ============
     At market value ..........................................    $ 77,161,414
Dividends receivable ..........................................         136,435
Receivable for securities sold ................................         441,393
Receivable for capital shares sold ............................           5,154
Other assets ..................................................          19,229
                                                                   ------------
     TOTAL ASSETS .............................................      77,763,625
                                                                   ------------

LIABILITIES
Payable for capital shares redeemed ...........................         135,272
Payable to affiliates .........................................          43,551
Other accrued expenses and liabilities ........................          40,580
                                                                   ------------
     TOTAL LIABILITIES ........................................         219,403
                                                                   ------------

NET ASSETS ....................................................    $ 77,544,222
                                                                   ============

Net assets consist of:
Paid-in capital ...............................................    $ 68,175,204
Undistributed net investment income ...........................          35,983
Accumulated net realized losses from security transactions ....      (6,900,569)
Net unrealized appreciation on investments ....................      16,233,604
                                                                   ------------
Net assets ....................................................    $ 77,544,222
                                                                   ============

Shares of beneficial interest outstanding (unlimited
     number of shares authorized, no par value) ...............       5,829,959
                                                                   ============

Net asset value, offering price and redemption
     price per share ..........................................    $      13.30
                                                                   ============

See accompanying notes to financial statements.

GW&K EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)
================================================================================
INVESTMENT INCOME
     Dividends ................................................    $    514,208
                                                                   ------------

EXPENSES
     Investment advisory fees .................................         382,428
     Distribution expenses ....................................          42,849
     Administration fees ......................................          36,782
     Insurance expenses .......................................          23,832
     Reports to shareholders ..................................          21,847
     Professional fees ........................................          15,230
     Accounting services fees .................................          15,000
     Custodian fees ...........................................          13,015
     Trustees' fees and expenses ..............................          10,012
     Pricing fees .............................................           6,227
     Transfer agent fees ......................................           6,025
     Registration fees ........................................           2,674
     Postage and supplies .....................................             891
     Organization expenses ....................................           1,675
                                                                   ------------
              TOTAL EXPENSES ..................................         578,487
     Fees waived by the Adviser ...............................        (100,262)
                                                                   ------------
              NET EXPENSES ....................................         478,225
                                                                   ------------

NET INVESTMENT INCOME .........................................          35,983
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
     Net realized losses from security transactions ...........      (2,369,855)
     Net change in unrealized appreciation/
          depreciation on investments .........................       8,366,169
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ..............       5,996,314
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ....................    $  6,032,297
                                                                   ============

See accompanying notes to financial statements.

GW&K EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================
                                                            Six Months
                                                              Ended             Year
                                                             March 31,         Ended
                                                               2002          Sept. 30,
                                                            (Unaudited)         2001
----------------------------------------------------------------------------------------
FROM OPERATIONS
     Net investment income (loss) .....................    $     35,983     $    (38,803)
     Net realized losses from security transactions ...      (2,369,855)      (4,480,422)
     Net change in unrealized appreciation/depreciation
         on investments ...............................       8,366,169      (33,082,213)
                                                           ------------     ------------
Net increase (decrease) in net assets from operations .       6,032,297      (37,601,438)
                                                           ------------     ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
     Distributions from net realized gains ............              --      (11,526,155)
                                                           ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold ........................       4,954,089       23,430,558
     Net asset value of shares issued in
         reinvestment of distributions to shareholders               --       11,278,817
     Payments for shares redeemed .....................      (8,751,418)     (10,191,565)
                                                           ------------     ------------
Net increase (decrease) in net assets from capital
     share transactions ...............................      (3,797,329)      24,517,810
                                                           ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............       2,234,968      (24,609,783)

NET ASSETS
     Beginning of period ..............................      75,309,254       99,919,037
                                                           ------------     ------------
     End of period ....................................    $ 77,544,222     $ 75,309,254
                                                           ============     ============

NUMBER OF SHARES
     Sold .............................................         376,929        1,353,256
     Reinvested .......................................              --          698,444
     Redeemed .........................................        (675,716)        (631,537)
                                                           ------------     ------------
     Net increase (decrease) in shares outstanding ....        (298,787)       1,420,163
     Shares outstanding, beginning of period ..........       6,128,746        4,708,583
                                                           ------------     ------------
     Shares outstanding, end of period ................       5,829,959        6,128,746
                                                           ============     ============

See accompanying notes to financial statements.

GW&K EQUITY FUND
FINANCIAL HIGHLIGHTS
================================================================================================================================
                                                Six Months
                                                   Ended          Year          Year          Year          Year        Period
                                                 March 31,       Ended         Ended         Ended         Ended         Ended
                                                    2002        Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,
                                                (Unaudited)       2001          2000          1999          1998         1997(A)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE
OUTSTANDING THROUGHOUT EACH PERIOD:
     Net asset value at beginning
         of period ...........................    $  12.29      $  21.22      $  13.99      $  10.90      $  12.93      $  10.00
                                                  --------      --------      --------      --------      --------      --------
     Income (loss) from investment operations:
         Net investment income (loss) ........        0.01         (0.01)        (0.02)        (0.01)         0.03          0.03
         Net realized and unrealized gains
           (losses) on investments ...........        1.00         (6.65)         7.64          3.13         (0.80)         2.90
                                                  --------      --------      --------      --------      --------      --------
     Total from investment operations ........        1.01         (6.66)         7.62          3.12         (0.77)         2.93
                                                  --------      --------      --------      --------      --------      --------

     Less distributions:
         Dividends from net investment
              income .........................          --            --            --         (0.02)        (0.04)           --
         Distributions from net realized
              gains ..........................          --         (2.27)        (0.39)        (0.01)        (1.22)           --
                                                  --------      --------      --------      --------      --------      --------
     Total distributions .....................          --         (2.27)        (0.39)        (0.03)        (1.26)           --
                                                  --------      --------      --------      --------      --------      --------

     Net asset value at end of period ........    $  13.30      $  12.29      $  21.22      $  13.99      $  10.90      $  12.93
                                                  ========      ========      ========      ========      ========      ========

RATIOS AND SUPPLEMENTAL DATA:

     Total return ............................       8.31%(B)    (33.91)%       55.53%        28.62%        (5.99)%       29.30%(B)
                                                  ========      ========      ========      ========      ========      ========

     Net assets at end of period (000's) .....    $ 77,544      $ 75,309      $ 99,919      $ 61,441      $ 47,184      $ 37,347
                                                  ========      ========      ========      ========      ========      ========

     Ratio of net expenses to average
         net assets(C) .......................       1.25%(D)      1.25%         1.25%         1.25%         1.25%         1.25%(D)

     Ratio of net investment income (loss)
         to average net assets ...............       0.09%(D)     (0.04)%       (0.09)%       (0.08)%        0.27%         0.43%(D)

     Portfolio turnover rate .................         26%(D)        25%           38%           28%           30%           13%(D)

(A) Represents the period from the initial public offering of shares (December 10, 1996) through September 30, 1997.
(B)  Not annualized.
(C) Absent fee waivers and/or reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.51%(D), 1.39%, 1.33%, 1.36%, 1.41%, and 1.51% (D) for the periods ended March 31, 2002 and September 30, 2001, 2000, 1999, 1998 and 1997, respectively.
(D)  Annualized.

See accompanying notes to financial statements.

GW&K EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002 (UNAUDITED)
================================================================================

1.   ORGANIZATION
The GW&K Equity Fund (the Fund) is a diversified series of shares of The Gannett Welsh & Kotler Funds (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 24, 1996. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of the Fund.

The Trust commenced operations on October 17, 1996, when shares of the Fund were issued at $10.00 per share to affiliates of Gannett Welsh & Kotler, Inc., (the Adviser) the Fund's investment adviser, in order to provide the initial capitalization of the Trust.

On December 10, 1996, the GW&K Equity Fund, prior to offering shares to the public, exchanged its shares for portfolio securities of GW&K Equity Fund, L.P. (the Partnership) as part of a tax-free reorganization of the Partnership. The GW&K Equity Fund acquired the securities of the Partnership at the Partnership's cost basis and holding periods, thus resulting in the acquisition of securities with unrealized appreciation of $6,218,882 as of December 10, 1996. Subsequent to the exchange transaction, the Fund began its initial public offering of shares.

The Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing in a diversified portfolio of equity securities.

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). U.S. Government obligations, mortgage-backed securities and municipal obligations are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities or are valued by an independent pricing service based on estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities traded on stock exchanges or quoted by Nasdaq are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by Nasdaq, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. With respect to the Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Securities transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Organizational expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized by the Fund and are being amortized on a straight-line basis over five years.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of March 31, 2002:

--------------------------------------------------------------------------------
                                                                       GW&K
                                                                      EQUITY
                                                                       FUND
--------------------------------------------------------------------------------
Gross unrealized appreciation .........................            $ 21,440,577
Gross unrealized depreciation .........................              (5,568,394)
                                                                   ------------
Net unrealized appreciation ...........................            $ 15,872,183
                                                                   ============

Federal income tax cost ...............................            $ 61,289,231
                                                                   ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and financial statement cost for the Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of March 31, 2002, the Fund had capital loss carryforwards for federal income tax purposes of $2,452,231 which expire September 30, 2009. In addition, the Fund elected to defer until it's subsequent tax year $1,717,062 of net realized capital losses incurred after October 31, 2000. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

3.   INVESTMENT TRANSACTIONS
For the six months ended March 31, 2002, the cost of purchases and proceeds from
sales  and   maturities  of  investment   securities,   other  than   short-term
investments, amounted to $8,716,414 and $10,281,860, respectively.

4.   TRANSACTIONS WITH AFFILIATES
The President and the Treasurer of the Trust are also principals of the Adviser. Certain other officers of the Trust are also officers of Integrated Fund Services, Inc. (IFS), the Trust's administrative services agent, shareholder servicing and transfer agent, and accounting services agent or IFS Fund Distributors, Inc. (the Underwriter), the Trust's principal underwriter.

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

In order to reduce the operating expenses of the Fund for the six months ended March 31, 2002, the Adviser voluntarily waived advisory fees of $100,262.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For these services, IFS receives a monthly fee at the annual rate of 0.10% on the Fund's respective average daily net assets up to $100 million; 0.075% on such net assets from $100 million to $200 million; and 0.05% on such net assets in excess of $200 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records for each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $17 per shareholder account, subject to a $1,000 minimum monthly fee. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a monthly fee, based on current asset levels, of $2,500. In addition, the Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, the Underwriter serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. For these services, the Underwriter receives a monthly fee of $500. The Underwriter is an affiliate of IFS by reason of common ownership.

PLAN OF DISTRIBUTION
The Trust has a Plan of Distribution (the Plan) under which the Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of capital shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets.

5.   ADOPTION OF NEW AUDIT GUIDE
The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, October 1, 2001. There was no material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

GW&K EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002 (UNAUDITED)
================================================================================
                                                                       MARKET
  SHARES      COMMON STOCKS -- 91.2%                                    VALUE
--------------------------------------------------------------------------------
              BASIC MATERIALS -- 3.7%
   120,000    Universal Forest Products, Inc. ..................    $  2,866,800
                                                                    ------------

              CONSUMER, CYCLICAL -- 18.0%
    40,000    BJ's Wholesale Club, Inc.* .......................    $  1,788,000
   100,000    DeVry, Inc.* .....................................       3,013,000
   140,000    Extended Stay America, Inc.* .....................       2,436,000
    41,000    Insight Communications Company, Inc.* ............         858,950
    40,000    Lowe's Companies, Inc. ...........................       1,739,600
    90,000    Standard Pacific Corp. ...........................       2,529,000
    80,000    Staples, Inc.* ...................................       1,597,600
                                                                    ------------
                                                                    $ 13,962,150
                                                                    ------------
              CONSUMER, NON-CYCLICAL -- 13.2%
    35,000    General Mills, Inc. ..............................    $  1,709,750
    23,000    Merck & Co., Inc. ................................       1,324,340
    84,000    NCO Group, Inc.* .................................       2,331,840
    80,000    Panamerican Beverages, Inc. ......................       1,452,800
    30,000    PepsiCo, Inc. ....................................       1,545,000
    47,000    Pfizer, Inc. .....................................       1,867,780
                                                                    ------------
                                                                    $ 10,231,510
                                                                    ------------
              ENERGY -- 10.5%
    21,124    AES Corp.* .......................................    $    190,116
   140,000    Calpine Corp.* ...................................       1,778,000
    50,000    Noble Affiliates, Inc. ...........................       1,953,000
    90,000    Questar Corp. ....................................       2,313,900
    35,000    Royal Dutch Petroleum Company ....................       1,901,200
                                                                    ------------
                                                                    $  8,136,216
                                                                    ------------
              FINANCIAL SERVICES -- 20.5%
    70,000    BISYS Group, Inc.* ...............................    $  2,467,500
    45,000    Capital One Financial Corp. ......................       2,873,250
    45,000    Citigroup, Inc. ..................................       2,228,400
    60,000    Equity Office Properties Trust ...................       1,799,400
    32,000    Golden West Financial Corp. ......................       2,032,000
    12,500    M&T Bank Corp. ...................................       1,004,625
    33,000    MBIA, Inc. .......................................       1,804,770
    80,000    Travelers Property Casualty Corp.* ...............       1,600,000
                                                                    ------------
                                                                    $ 15,809,945
                                                                    ------------
              HEALTH CARE PRODUCTS & SERVICES -- 6.6%
    40,000    Bristol-Myers Squibb Company .....................    $  1,619,600
    32,000    Cardinal Health, Inc. ............................       2,268,480
    55,500    IMS Health, Inc. .................................       1,245,976
                                                                    ------------
                                                                    $  5,134,056
                                                                    ------------
10

GW&K EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
  SHARES      COMMON STOCKS -- 91.2% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              INDUSTRIAL -- 3.6%
    40,000    General Electric Company .........................    $  1,498,000
    40,000    Tyco International, Ltd. .........................       1,292,800
                                                                    ------------
                                                                    $  2,790,800
                                                                    ------------
              TECHNOLOGY -- 12.0%
    32,000    Analog Devices, Inc.* ............................    $  1,441,280
    30,000    Cabot Microelectronics Corp.* ....................       2,029,500
    65,000    Cognex Corp.* ....................................       1,888,900
    35,000    Dell Computer Corp.* .............................         913,850
    45,000    EMC Corp.* .......................................         536,400
   102,000    iGATE Capital Corp.* .............................         401,779
    60,000    McDATA Corp.* ....................................         712,200
   110,000    Oracle Corp.* ....................................       1,408,000
                                                                    ------------
                                                                    $  9,331,909
                                                                    ------------
              UTILITIES -- 3.1%
    35,000    Qwest Communications International, Inc.* ........    $    287,700
    60,000    Reliant Energy, Inc. .............................       1,547,400
   102,400    Worldcom, Inc. - MCI Group .......................         605,185
                                                                    ------------
                                                                    $  2,440,285
                                                                    ------------

              TOTAL COMMON STOCKS-- 91.2% (Cost $54,470,067)        $ 70,703,671
                                                                    ------------

================================================================================
                                                                       MARKET
   SHARES     CASH EQUIVALENTS -- 8.3%                                  VALUE
--------------------------------------------------------------------------------
 6,457,743    Merrimac Cash Fund - Institutional Class
                (Cost $6,457,743) ..............................    $  6,457,743
                                                                    ------------

              TOTAL INVESTMENTS AT VALUE -- 99.5%
                (Cost $60,927,810) .............................    $ 77,161,414

              OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5% ....         382,808
                                                                    ------------

              NET ASSETS -- 100.0% .............................    $ 77,544,222
                                                                    ============

* Non-income producing security.

See accompanying notes to financial statements.

                    ---------------------
                    GW&K                     The
                    ---------------------    Gannett
                    Investment Management    Welsh &
                    ---------------------    Kotler
                                             Funds

                    -----------------------------------------
                                GW&K Equity Fund
                    -----------------------------------------


                               Semi-Annual Report
                                 March 31, 2002
                                  (Unaudited)



THE GANNETT WELSH & KOTLER FUNDS
222 Berkeley Street
Boston, Massachusetts 02116

BOARD OF TRUSTEES
Zoe Aponte
Benjamin H. Gannett
Morton S. Grossman
Harold G. Kotler
Timothy P. Neher
Josiah A. Spaulding, Jr.
Allan Tofias

INVESTMENT ADVISER
GANNETT WELSH & KOTLER, INC.
222 Berkeley Street
Boston, Massachusetts 02116
(617) 236-8900

TRANSFER AGENT
INTEGRATED FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free)   888-GWK-FUND
                         (888-495-3863)